UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2010

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4440 El Camino Real, Los Altos, California 94022
(Address of principal executive offices, including ZIP code)

(650) 947-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01— Other Events.

Rambus Inc. received a notice, dated March 17, 2010, from Advanced Micro Devices, Inc. (“AMD”) that pursuant to the terms of the Rambus-AMD Patent License Agreement effective as of October 1, 2005, as amended (the “Agreement”), AMD has elected to exercise its right to renew the Agreement through the third quarter of 2015.  Under the Agreement, AMD will continue to pay Rambus a license fee that will be determined at the end of 2010, which fee is payable each year in quarterly installments.  A copy of the press release issued by the Company regarding the renewal of the Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 9.01— Financial Statements and Exhibits.

(d)         Exhibits.

99.1    Press Release dated March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2010	Rambus Inc.

/s/ Satish Rishi
Satish Rishi Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated March 31, 2010